UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2013
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Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

11601 Wilshire Blvd., Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Supplemental Federal Income Tax Considerations
The information included in this Current Report on Form 8-K under this Item 8.01 (including Exhibit 99.1 hereto) provides a discussion of certain material U.S. federal income tax considerations regarding Hudson Pacific Properties, Inc. (the “Company”) and the purchase, ownership or disposition of its capital stock.  This discussion is a supplement to, and is intended to be read together with, the discussion under the heading “Federal Income Tax Considerations” in the Company’s prospectus dated July 21, 2011.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Supplemental Federal Income Tax Considerations

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date: November 22, 2013	By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Financial Officer

EXHBIT INDEX

Exhibit No.	Description
99.1	Supplemental Federal Income Tax Considerations